MAY 7, 2015

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD GLOBAL EQUITY INCOME FUND

PROSPECTUS DATED MARCH 1, 2015, AS LAST SUPPLEMENTED MARCH 13, 2015

THE HARTFORD BALANCED FUND

THE HARTFORD BALANCED INCOME FUND

THE HARTFORD CAPITAL APPRECIATION FUND

THE HARTFORD CHECKS AND BALANCES FUND

THE HARTFORD CONSERVATIVE ALLOCATION FUND

HARTFORD CORE EQUITY FUND

THE HARTFORD DIVIDEND AND GROWTH FUND

HARTFORD DURATION-HEDGED STRATEGIC INCOME FUND

THE HARTFORD EMERGING MARKETS LOCAL DEBT FUND

THE HARTFORD EQUITY INCOME FUND

THE HARTFORD FLOATING RATE FUND

THE HARTFORD FLOATING RATE HIGH INCOME FUND

THE HARTFORD GLOBAL ALL-ASSET FUND

THE HARTFORD GLOBAL ALPHA FUND

HARTFORD GLOBAL CAPITAL APPRECIATION FUND

THE HARTFORD GROWTH ALLOCATION FUND

THE HARTFORD HEALTHCARE FUND

THE HARTFORD HIGH YIELD FUND

HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

THE HARTFORD INTERNATIONAL GROWTH FUND

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

THE HARTFORD INTERNATIONAL VALUE FUND

HARTFORD LONG/SHORT GLOBAL EQUITY FUND

THE HARTFORD MIDCAP FUND

THE HARTFORD MIDCAP VALUE FUND

HARTFORD MODERATE ALLOCATION FUND

HARTFORD MULTI-ASSET INCOME FUND

THE HARTFORD QUALITY BOND FUND

HARTFORD REAL TOTAL RETURN FUND

THE HARTFORD SHORT DURATION FUND

THE HARTFORD SMALL COMPANY FUND

THE HARTFORD STRATEGIC INCOME FUND

THE HARTFORD TOTAL RETURN BOND FUND

THE HARTFORD UNCONSTRAINED BOND FUND

THE HARTFORD WORLD BOND FUND

EACH PROSPECTUS DATED MARCH 1, 2015

(EACH A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

AND

THE HARTFORD GROWTH OPPORTUNITIES FUND

THE HARTFORD SMALLCAP GROWTH FUND

THE HARTFORD VALUE OPPORTUNITIES FUND

EACH PROSPECTUS DATED MARCH 1, 2015

(EACH A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

Effective immediately, the above referenced prospectuses are revised as follows:

1.                                      Under the heading “DISTRIBUTION ARRANGEMENTS — Payments to Financial Intermediaries and Other Entities — Additional Compensation Payments to Financial Intermediaries,” the second paragraph is deleted in its entirety and replaced with the following:

The amount of any Additional Payments made to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary.  The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to (although it may from time to time) exceed 0.12% of the average net assets of Hartford Funds that are attributed to that Financial Intermediary.  For the calendar year ended December 31, 2014, the Investment Manager and its affiliates incurred approximately $39.3 million in total Additional Payments to Financial Intermediaries.

2.                                      Under the heading “DISTRIBUTION ARRANGEMENTS — Payments to Financial Intermediaries and Other Entities — Servicing Compensation to Servicing Intermediaries,” the second, third and fourth paragraphs are deleted in their entirety and replaced with the following:

The amount of the Servicing Payments is generally based on average net assets of Hartford Funds that are attributed to a Servicing Intermediary.  With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to (although it may from time to time) exceed 0.21% of the average net assets of Hartford Funds that are attributed to that Servicing Intermediary.  For the year ended December 31, 2014, the Investment Manager, HASCO and/or their affiliates incurred approximately $8.0 million in total Servicing Payments and these Servicing Payments did not exceed $2.7 million for any one Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from Hartford Funds.  Although some of these payments are calculated based on average net assets of Hartford Funds that are attributed to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee up to a maximum of $18 per account.

Servicing Intermediaries may also receive compensation for their services in the form of 12b-1 fees or administrative fees paid by the Hartford Funds.

This Supplement should be retained with your Prospectus for future reference.

HV-7224	May 2015